EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Ryder System, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gregory T. Swienton, Chief Executive Officer of the Company, and Tracy A. Leinbach, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2004	/s/ Gregory T. Swienton
Gregory T. Swienton
Chairman, President and Chief Executive Officer

/s/ Tracy A. Leinbach
November 5, 2004	Tracy A. Leinbach
Executive Vice President and Chief Financial Officer